
EINSTEIN BROS BAGELS
5131
NOAH'S NEW YORK BAGELS
PLEASANTON
Manhattan BAGEL

EINSTEIN NOAH
RESTAURANT GROUP, INC.

Investor Presentation
January 2014

Welcome & Agenda

Company Overview & Vision

Growing Same-Store Sales

Enhancing Corporate Margins

Accelerating Unit Growth

Financial Overview

Q&A

Presenters

Jeff O'Neill
President & Chief Executive Officer

John Coletta
Chief Financial Officer

Safe Harbor

This presentation contains certain forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections and other applicable laws and which reflect management's expectations regarding future events and operating performance and speak only as of the date hereof. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)", "estimate(s)", "should", "intend(s)" and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve a number of risks and uncertainties which could cause actual results to differ materially from future results expressed, projected or implied by such forward looking statements. A description of factors that could cause actual results to differ materially from those expressed in, or underlying, these forward-looking statements is detailed in the Company's press releases and filings with the Securities and Exchange Commission, and include the following factors: shifting consumer preferences, economic conditions, cash availability, weather, and competition, among other factors; our future growth plans are subject to those same factors as well as the availability of capital, the success of our marketing efforts and the success of franchisees and licensees to build and open locations. The Company does not undertake any obligation to publicly release revisions to any "forward-looking statement," to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. All projections are preliminary and based on estimates and assumptions about circumstances and events that have not yet taken place and are inherently uncertain and therefore are subject to change, as results may vary.

Statements regarding new store sales, capital investment and cash on cash return are averages and actuals may vary based on geographic location, labor, construction costs, including landlord contribution, distribution considerations, rent, among other factors. System-wide sales include sales from company-owned, franchised and licensed stores. This presentation includes certain non-GAAP financial measures.

Our Vision

*Accelerate revenue and unit expansion through **franchise and license development** while utilizing our unique position of**…"Always Fresh Baked and Fresh Brewed"** to deliver consistent and reliable growth in earnings*

- ***Leaders in fresh baked goodness***
- ***Asset light franchise first model***
- ***Elevating our in-store experience***



About Einstein Noah Restaurant Group

- We are a leader in the fast casual segment and strongly positioned in the fast growing breakfast day-part
- We opened a total of 175 restaurants since 2011 including a record 62 openings in 2013

	Einstein Bros Bagels	Noah's	Manhattan Bagel	Total
Restaurants	**719**	**59**	**73**	**851**
Geographic Footprint	41 States + DC	California	Northeast	41 States + DC

As of December 31, 2013

Key Strategies

1. **Drive same-store sales growth** through:
   - Focus on Everyday value & Enhanced smart choices
   - Building awareness through grass roots and mass media
   - Accelerating bulk and catering growth
   - Enhancing our in-store experience

2. **Manage and enhance corporate margins** through supply chain, manufacturing and store level efficiency

3. **Accelerate unit growth** primarily through franchise and license expansion

Same Store Sales Growth

Same Store Sales Growth Strategies

1. **Build traffic** by :
   - Promoting innovative and effective Everyday Value
   - Enhancing our healthy options
   - Focus on fresh baked bagels and beverage innovation
   - Delivering relevant, reliable and valuable guest experience
2. **Build average check** through bulk bagels, and accelerate catering growth
3. **Increase media and brand awareness** with a balanced approach of grass roots and mass marketing
   - Local brand activation (cycling clubs)
   - Directional outdoor and radio support
   - Digital marketing/social media

Reinforcing Our Unique Equities is More Important Than Ever

What is our unchanging & undeniable defendable point of difference?

Core essence
Unchanging reason for being

→ *"Always Fresh Baked"*

Brand positioning
How we differentiate our core essence

→

1. *Bagel and breakfast innovation*
2. *Best in class nutritional choices*
3. *Strong specialty beverage line-up*



Category Leading, Uniquely Positioned Bagel Bakery Cafe


Bakery cafes
Fresh baked
Relaxed
Fast / energized
QSR & breakfast / coffee shops
Pre-made & ready to serve
Panera Bread
corner bakery cafe
au bon pain
EINSTEIN NOAH RESTAURANT GROUP, INC.
SUBWAY
Tim Hortons
DUNKIN' DONUTS

No other restaurant brand offers the quality and freshness of a bakery cafe with the speed and convenience of a quick service restaurant

EINSTEIN NOAH RESTAURANT GROUP, INC.

Promoting Innovative Everyday Value



NEW!
VALUE
ANYTIME
$3.99
BAGEL COMBO
Any Bagel with Shmear & Medium Coffee
$5.99
DELI COMB
Any Fresh Deli Sandwic
Chips or Potato Salad
Medium Fountain Drin
Ham & Chees
on Pretzel Bag
Choose from:
BAKER'S
SPECIAL
$3.99
PUMPKIN CRUNCH
COMBO



Happy Hour
1/2 OFF DRINKS*
Mon-Fri, 3pm-Close
Iced Mocha
Vanilla Cream Latte
Strawberry Banana Smoothie



1/2 OFF
Signature or Classic Drinks*
WHEN YOU BUY ANY EGG SANDWICH

EINSTEIN NOAH RESTAURANT GROUP, INC.

Enhancing Variety of Healthy Options



Smart Choices
Under 350 Calories & 15g fat
Breakfast 4.75
Bagel Thin Eggwhites
Asparagus, Mushroom & Swiss
Southwest Turkey-Sausage
Bacon & Cheese Panini
Lunch 5.99
Bagel Thin Lunch
Tuscan Chicken Pesto
Bagel Thin Club
Chopped Salads 5.45
Strawberry Chicken
Chipotle Chicken
Chicken Caesar



NEW THINTASTIC BAGELS™
ASK FOR ANY SANDWICH ON A THINTASTIC BAGEL
Turkey-Sausage &Cheddar on a Thintastic Bagel
Packed with Protein
33% LESS CALORIES*
Asparagus, Mushroom & Eggwhite on a Thintastic Bagel
Under 280 Calories
Nova Lox on a Thintastic Bagel
Rich in Omega 3



Yogurt Parfaits
Low-Fat, Fruit & Granola
NEW Greek, Honey & Granola
Light & Fit
OIKOS



Lox to Love

EINSTEIN NOAH RESTAURANT GROUP, INC.

Improved Value on Bulk Offering

Updated Bulk Messaging

- Family Packs
- Holiday and seasonal relevance
- Bagel Birthday & Bagel Fridays



THE NEW FLOWER BAGEL
Sharing Has Never Been Easier



Fresh-Baked
Bagels
Bagel Only
Butter Blend, Peanut Butter, Fruit Preserves
Cream Cheese or Hummus
Classic 1.15 1.75 2.65
Signature 1.25 1.85 2.75
Gourmet 1.75 2.35 3.25
Bagel Buckets
Baker's Dozen Bucket 14.65
13 Classic or Signature Bagels
2 Tubs of Cream Cheese
Baker's Dozen Bagels Only 10.35
Half Dozen Bucket 8.75
6 Classic or Signature Bagels
1 Tub of Cream Cheese
Half Dozen Bagels Only 6.25
Add a Tub of Cream Cheese 2.75
With Bucket Purchase
Baker's Bucket Includes 2 Tubs of Cream Cheese!
Fresh-Baked
Joy

EINSTEIN NOAH RESTAURANT GROUP, INC.

Bagel and Cream Cheese Innovation (Dayparts / Occasions)

Gourmet Pizza Offerings



Unique Bagel Offerings



New Signature Sandwiches



Cream Cheese Innovation


SHMEAR

EINSTEIN NOAH RESTAURANT GROUP, INC.

Leveraging Seasonal Successes in Innovation


New
Warm and
TOASTY
New
Cinnamon Toast
Egg Sandwich
New
Cranberry Turkey
Panini


Cheers to Cinnamon Shmear
New
Cinnamon Cream Cheese

EINSTEIN NOAH RESTAURANT GROUP, INC.

Our Focus on Specialty Beverage is Working

- Improved formulation
- Coffee Specialists
- Improved marketing
- Happy Hour
- Innovation / Seasonal Specialties



MIXED BERRY
SMOOTHIE
EINSTEIN BROS
Berry Berry Good



FROZEN
CARAMEL
MACCHIATO
Sweet Escape



PUMPKIN
PERFECTION
Iced Pumpkin Latte
NEW! Frozen Pumpkin Pie
Pumpkin Latte

- Now represents ~10% of our menu mix and growing
- Menu mix target of 15%

Innovation Extending to the Specialty Beverage Lineup


PUMPKIN
PERFECTION
Iced Pumpkin Latte
NEW!
Frozen Pumpkin Pie
Pumpkin Latte


New
Cinnamon Lattes
New
Cinnamon Caramel Latte
New
Cookie Crumble Latte

EINSTEIN NOAH RESTAURANT GROUP, INC.

Continue our Catering Drive…+20%

Accomplished - 2012

1. New online ordering system - ebcatering.com
2. Outsourced / expanded call center
3. Initiated online media
4. Optimized menu / packaging

Accomplished - 2013

1. Expanding our sales force
2. Focus on Search Engine Marketing
3. Build on lunch
4. Outlier market management

New - 2014

1. Enhanced call center focused on sales
2. Sales coordinators in smaller markets
3. Expand Search Engine Marketing
4. Database activation


WE CATER TO ANY SIZE GROUP
WE CATER TO ANY SIZE GROUP

Expand on 2013 Media / Awareness Tests

- Successful media test will be rolled out in 2014 to DMA's representing over 170 restaurants


FRESHLY BREWED
EINSTEIN BROS BAGELS
Darn good
One mile ahead on your right
$3.99 Combo


Oakland
San Jose
San Francisco


ON THE AIR



EINSTEIN NOAH RESTAURANT GROUP, INC.

Unit Growth

EINSTEIN NOAH
RESTAURANT GROUP, INC.

Unit Portfolio

	Einstein Bros Bagels	Noah's	Manhattan Bagel	Total
Restaurants				
Company Owned	394	59	6	459
Franchised	47	0	66	113
Licensed	279	0	0	279
% of TTM Brand Sales	84%	7%	9%	100%
Geographic Footprint	41 States + DC	California	Northeast	41 States + DC

As of
December 31, 2013

Development

1. Franchise first growth model
    - Over 25 EBB Franchisees with active development agreements
        - 192 total units to be developed
        - 43 opened to date

EBB Franchise Development	2011	2012	2013E	Total
Franchise Pipeline Units	100	102	161	192
Franchise Units Opened	**5**	**10**	**12**	**43**

2. Asset light / high ROI focused
3. Accelerate pace of Company owned restaurants
4. Continue accelerated pace of license channel

Established U.S. Footprint With White Space Opportunity



7
5
10
3
1
3
5
5
3
10
4
15
9
2
6
16
82
5
19
20
37
10
32
11
9
4
35
12
6
2
12
14
3
7
9
19
12
29
7
5
5
3
13
18
4
17
8
4
5
13
40
42
7
53
27
Company-owned: 459
Franchised & Licensed: 392
Mid-Atlantic & Northeast
Company-owned / franchised & licensed
23/57

Largest Owner / Operator / Franchisor / Licensor of bagel bakery cafes in the U.S.
(851 total restaurants across 41 states)

Note: Restaurant locations as of December 31, 2013

EINSTEIN NOAH RESTAURANT GROUP, INC.

Strong Base Model Economics

$ in Thousands	Unit Economics[1]
A) 2012 Average Restaurant Sales	$883
B) 2012 Restaurant Operating Profit	$174
C) *Margin (B/A)*	*19.7%*
D) Cash Investment Cost	$516
E) *Cash on Cash Return (B/D)*	*34%*
F) Restaurant-level EBITDAR[2]	$244
G) Fully Capitalized Investment[3]	$1,076
H) *Fully Capitalized Cash on Cash Return (F/G)*	*23%*

(1) As reported on the Company's 2012 annual report on Form 10-K – Company owned restaurants
(2) Restaurant operating profit $174K plus 2012 average restaurant rent expense of $70K per year
(3) Average rent expense capitalized at 8x's plus cash investment cost of $516K

Unit Economics by Ownership Type

Flow Through On a Per Store Basis – 2012 ($ in Thousands)			
	Company Owned	Licensed Stores	Franchise Stores
AUV	$ 883	$ 450	$ 859
Contribution Margin	19.7%	6.6% (1)	5.0% (2)
Contribution $	$ 174	$ 30	$ 43
Cash Investment	$ 516	$ 0	$ 0
Upfront Fee	$ 0	$ 12.5	$ 35

(1) Reflects weighted average royalty rate of system

(2) Franchisees also contribute 4.0% of sales which equates to an average of $40K for marketing activities

Our License Business is Robust and Continues to Grow

Growing Presence In
- Airports
- College Campuses
- Healthcare
- Business and Institutions



CAGR: 16%
96
124
152
178
210
239
258
278
2006
2007
2008
2009
2010
2011
2012
Q3 2013

Airports Are Key to Long Term License Success

	Airport Locations	AUV	2013 Total Sales
Airports	16	$1.9MM	$22.3MM

- **Airports**
  - Recent airport locations
    - ✓Dallas/Ft. Worth Airport (Terminal A) Opened Q1, 2013
    - ✓Denver (Food Court Pre-Security) Opened Q2, 2013
    - ✓San Diego Airport (Terminal 1) Opened Q3, 2013
    - ✓Atlanta (Terminal D) – Opened Q4 2013
    - ✓DFW (Terminal E) – Opened Q4 2013
  - Recently awarded five airport locations
    - San Diego / Atlanta / LaGuardia / Miami / San Jose

Company Development

- Consistent and growing pace of company development
- Disciplined site selection model driving results
- 2013 store class exceeding system average by 12%

	System Average	2013 New Openings	2013 New Units Opened
AUV	~$900MM	~$1,000MM	11


EINSTEIN BROS. BAGELS

EINSTEIN NOAH RESTAURANT GROUP, INC.

Long-term Annual Unit Growth Objective

Unit Growth Segments	Annual Unit Growth*
Company-owned Unit Growth	15 to 25
EBB Franchise Unit Growth	45 to 60
License Unit Growth	45 to 60

Total Unit Growth…Double units in 5 years

*2014 estimate of 75 – 85 total units

EINSTEIN NOAH RESTAURANT GROUP, INC.

Enhancing Corporate Margins

EINSTEIN NOAH RESTAURANT GROUP, INC.

We Remain Focused on Building Corporate Margins

2011	2012	2013	2014
1. Bagel Thin Manufacturing 2. Bulk bagel Packaging 3. Distribution contracts 4. Freight/LTL savings 5. Cargill/Harlan flour	1. Manufacturing packing efficiency review 2. Reusable egg boats 3. Closed commissaries	1. Packaging 2. Coffee contract negotiations 3. Distribution center rationalization	1. Strategic contract renegotiations 2. Distribution optimization 3. Packaging quality and costs 4. Improved marketing and construction value
$2.7MM	$8.3MM	$4.3MM	$3MM - $5MM





EINSTEIN NOAH RESTAURANT GROUP, INC.

Demonstrated Performance in Prime Cost Management



Prime Costs
$216.2
$221.9
$224.1
$221.5
$214.8
$222.5
$218.7
$221.2
59.4%
59.5%
59.5%
59.8%
57.7%
58.7%
56.8%
57.2%
2006
2007
2008
2009
2010
2011
2012
2013 Q3 LTM
Prime Costs as a % of Restaurant Revenues

Dollars in millions

Einstein Bros Bagels · Manhattan Bagel · Noah's · Einstein Noah Restaurant Group, Inc.

Update on Commodities

- **Highly diversified menu with no commodity representing greater than 11% of total cost of products sold**
- **Secured price protections for approximately 100% of wheat, butter, and coffee**
- **Cost of Goods inflation is estimated at approximately 1% to 2%**

COGS Summary



Wheat, 11%
Dairy (Cheese / Butter), 10%
Paper, 10%
Proteins, 8%
Distribution, 7%
Syrup / Juice, 7%
Coffee, 5%
All Other, 42%

Financial Overview

EINSTEIN NOAH RESTAURANT GROUP, INC.

System Wide Restaurant Sales


Consistent Growth
$435
$457
$479
$486
$507
$529
$558
$573
48
23
364
37
47
373
39
63
377
41
75
370
50
85
372
60
90
379
62
111
385
68
119
386
2006
2007
2008
2009
2010
2011
2012
2013 LTM
Dollars in millions
Company
License
Franchise

Strong Financial Performance

Units



683
733
773
816
851
178
210
239
258
279
77
92
94
97
113
428
431
440
461
459
2009
2010
2011
2012
2013
Company-owned
Franchise
License

Revenue

($ in millions)



$409
$412
$424
$427
$431
2009
2010
2011
2012
2013 LTM

Restaurant-level profit and margin

($ in millions)



$66
$70
$67
$72
$70
18%
19%
18%
19%
18%
2009
2010
2011
2012
2013 LTM
Restaurant-level profit
% margin

Adjusted EBITDA and margin

($ in millions)



$42
$45
$44
$50
$49
10%
11%
11%
12%
11%
2009
2010
2011
2012
2013 LTM
Adjusted EBITDA
% margin

EINSTEIN NOAH RESTAURANT GROUP, INC.

Financial Results

	2011 53WKS		2012 52 WKS		2013 TTM	
Financial	**$MM's**	**% of Rev**	**$MM's**	**% of Rev**	**$MM's**	**% of Rev**
Revenue	$423.6		$427.0		$430.9	
Gross Profit	$81.3	19.2%	$90.4	21.2%	$89.7	20.8%
Adj. EBITDA (1)	$44.5	10.5%	$49.7	11.6%	$48.6	11.3%
Operating Inc.	$24.5	5.8%	$24.2	5.7%	$24.9	5.8%
Net Income	$13.2	3.1%	$12.7	3.0%	$12.6	2.9%
Diluted EPS	$0.78		$0.74		$0.73	
Operating	**$MM's**	**% of Rev**	**$MM's**	**% of Rev**	**$MM's**	**% of Rev**
Company Revenue	$378.7		$384.8		$386.5	
COGS	$112.0	29.6%	$106.9	27.8%	$107.3	27.8%
Compensation	$110.5	29.2%	$111.8	29.0%	$113.8	29.5%
Marketing	$9.8	2.6%	$11.4	3.0%	$10.1	2.6%
Restaurant Op Profit	$66.8	17.6%	$72.4	18.8%	$69.7	18.0%
Total Units	**773**		**816**		**844**	

(1) Adjusted EBITDA: Net Income plus interest expense (net), provision for income taxes, depreciation and amortization, restructuring expense and other operating expenses (income). See reconciliation on the company's 2012 Form 10-K.

Strong Free Cash Flow Generation



Historical Free Cash Flow(1)
$28.0MM
$15.4MM
$22.7MM
$19.5MM
$21.4 MM Average
2010
2011
2012
2013 LTM

(1) Net cash provided by operating activities less net cash used in investing activities

Financial Strength Drives Flexibility and Provides Shareholder Return Options

- Unit growth
- Returning capital to shareholders via dividends
- Reinvesting in brand
- Strong and flexible balance sheet

	Year End 2011	Year End 2012	Quarter 3, 2013
Cash on Hand	$8.7 million	$17.4 million	$6.2 million
Revolver Capacity	$50 million	$75 million	$75 million
Dividends	$0.125 Quarterly	$4.00 Special Dividend $0.125 Quarterly	$0.13 Quarterly
Share Buy Back	$20 million Board Authorized	$20 million Available per Credit Facility	$20 million Available per Credit Facility

Total Outstanding Debt*: $124.0MM / LTM Q3, 2013 EBITDA: $48.6 =

2.5 x's Leverage

*Total Outstanding Debt includes Term Loan, Revolver, and Letters of Credit.

Einstein Noah Restaurant Group

- Uniquely positioned in the breakfast day-part
- Focused on driving SSSG…
  - Everyday value
  - Healthy innovation/Smart Choice
  - Specialty beverage
  - Catering
- Accelerating Asset expansion…
  - Expand Company/Franchise/Licensed restaurants.
  - Build on our "Asset light" growth model
- Excellent ROIC and strong free cash flow
- Demonstrated financial performance